UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2016

World Health Energy Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30256	592762023
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

511 Avenue of the Americas New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 884 8395

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2016, World Health Energy Holdings, Inc. (“the Company”) accepted the resignation of David Lieberman as the Chief Executive Officer and as a Director of the Company. There were no disagreement between Mr. Lieberman and the Company that led to Mr. Lieberman’s resignation. In Lieberman’s place as CEO the Board of Directors appointed Mr. Uri Tadelis, a current Board member. Mr. Tadelis is an International Entrepreneur who has innovated cutting edge trading platforms for the FX markets. The resignation of David Lieberman decreases the size of the Board to three members. One of the directors, Chaim Lieberman, is the brother of David Lieberman.

Exhibit Number	Exhibit Title or Description

99.1	Resignation Letter received from David Lieberman on January 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD HEALTH ENERGY HOLDINGS, INC.

Date: January 19, 2016	By:	/s/ Chaim Lieberman
	Name:	Chaim Lieberman
	Title:	Director